Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of Mar 30, 2017.

/s/ Danny E. Cummins
Danny E. Cummins, National Director
Woodmen of the World Life Insurance Society

State of Texas	)
) SS
County of Smith	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March, 2017, appeared Danny E. Cummins, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Cynthia A. Detkos
Notary Public

My commission expires: 6-20-2020

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof, Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 03/27th, 2017.

/s/ Dwayne H. Tucker
Dwayne H. Tucker, National Director
Woodmen of the World Life Insurance Society

State of Tennessee	)
) SS
County of Williamson	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of 3/27th, 2017, appeared Dwayne H. Tucker, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Swati Smith
Notary Public

My commission expires: 9/18/2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March, 28, 2017.

/s/ Wesley A. Dodd, Jr.
Wesley A. Dodd, Jr., National Director
Woodmen of the World Life Insurance Society

State of Georgia	)
) SS
County of Habersham	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 28, 2017, appeared Wesley A. Dodd, Jr., known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Stefanie Abbott
Notary Public

My commission expires: 5/30/2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in- fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 3/28, 2017.

/s/ Michael C. Shealy
Michael C. Shealy, National Director
Woodmen of the World Life Insurance Society

State of SC	)
) SS
County of Lexington	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 28, 2017, appeared Michael C. Shealy, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Robyn M. Hewitt
Notary Public

My commission expires: 03-04-2023

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in- fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as folly to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 29th, 2017.

/s/ Dr. James W. Bosler
Dr. James W. Bosler, III, National Director
Woodmen of the World Life Insurance Society

State of Kentucky	)
) SS
County of Jefferson	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 29th, 2017 appeared Dr. James W. Bosler, III, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Rachelle A. Perkens
Notary Public

My commission expires: 10/10/2020

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in- fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 5th, 2017.

/s/ Daniel W. Rice
Daniel W. Rice, III, National Director
Woodmen of the World Life Insurance Society

State of North Carolina	)
) SS
County of Lenair	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 5th, 2017, appeared Daniel W. Rice, III, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Terry C Wood
Notary Public

My commission expires: April 9, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in- fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 4.4, 2017.

/s/ Dr. James W. Shaver
Dr. James W. Shaver, National Director
Woodmen of the World Life Insurance Society

State of NC	)
) SS
County of Rowan	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of 4.4 2017, appeared Dr. James W. Shaver, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Lynn R. Furr
Notary Public

My commission expires: Sept. 18, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in- fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 29, 2017.

/s/ Dary1 J. Doise
Dary1 J. Doise , National Director
Woodman of the World Life Insurance Society

State of Texas	)
) SS
County of Collin	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 29, 2017, appeared Daryl J. Doise, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Leigh Alison Cardwell
Notary Public

My commission expires: 10/10/2018

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 4th, 2017.

/s/ Mark L. Schreier
Mark L. Schreier, National Director
Woodmen of the World Life Insurance Society

State of Nebraska	)
) SS
County of Scrpy	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 4th, 2017, appeared Mark L. Schreier, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Robert B. Reinhard
Notary Public

My commission expires: March 12, 2018

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the 10th day of April, 2017.

/s/ Ronald H. Aldridge
Ronald H. Aldridge, National Director
Woodmen of the World Life Insurance Society

State of MS	)
) SS
County of Hinds	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this10th day of April, 2017, appeared Ronald H. Aldridge, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Hope Barnett
Notary Public

My commission expires: 01-12-2019

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 30, 2017.

/s/ Larry R. King
Larry R. King, Chairman of the Board
Woodmen of the World Life Insurance Society

State of Nebraska	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 30, 2017, appeared Larry R. King, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Darlis J. Vauble
Notary Public

My commission expires: May 3, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Matthew E. Ellis, Robert T. Maher, and Denise M. McCauley, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 28, 2017.

/s/ Patrick L. Dees
Patrick L. Dees, President and CEO
Woodman of the World Life Insurance Society

State of Nebraska	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 28, 2017, appeared Patrick L. Dees, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Darlis J. Vauble
Notary Public

My commission expires: May 3, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Robert T. Maher, and Denise M. McCauley, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 28, 2017.

/s/ Matthew E. Ellis
Matthew E. Ellis Executive Vice President, Secretary & General Counsel
Woodmen of the World Life Insurance Society

State of Nebraska	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 28, 2017, appeared Matthew E. Ellis, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Darlis J. Vauble
Notary Public

My commission expires: May 3, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 31, 2017.

/s/ Denise M. McCauley
Denise M. McCauley, Executive vice President & Chief Operating Officer
Woodman of the World Life Insurance Society

State of Nebraska	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 31, 2017, appeared Denise M. McCauley, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Darlis J. Vauble
Notary Public

My commission expires: May 3, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 28, 2017.

/s/ Robert T. Maher
Robert T. Maher, Executive Vice President & Chief Financial Officer
Woodmen of the World Life Insurance Society

State of Nebraska	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 28, 2017, appeared Robert T. Maher, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Darlis J. Vauble
Notary Public

My commission expires: May 3, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Patrick L. Dees, Denise M. McCauley, Robert T. Maher, and Matthew E. Ellis, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 23, 2017.

/s/ Annette Devine
Annette Devine, Vice President, Accounting
Woodmen of the World Life Insurance Society

State of NE	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 23, 2017, appeared Annette Devine, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Brenda Van Cleave
Notary Public

My commission expires: Nov 5 2019